UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22050

Exact name of registrant as specified in charter:
Delaware Enhanced Global Dividend and Income Fund

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

Item 1. Reports to Stockholders

Annual Report	Delaware Enhanced Global Dividend and Income Fund

November 30, 2010

The figures in the annual report for Delaware Enhanced Global Dividend and Income Fund represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Table of contents

Portfolio management review	1

Performance summary	4

Security type and country allocations	6

Statement of net assets	8

Statement of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	27

Report of independent registered public accounting firm	34

Other Fund information	35

Board of trustees/directors and officers addendum	39

About the organization	42

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Enhanced Global Dividend and Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

© 2011 Delaware Management Holdings, Inc.

All third-party trademarks cited are the property of their respective owners.

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund
December 7, 2010

Performance preview (for the year ended Nov. 30, 2010)
Delaware Enhanced Global Dividend and Income Fund @ market price	1-year return	+10.92%
Delaware Enhanced Global Dividend and Income Fund @ NAV	1-year return	+13.13%
Lipper Closed-end Global Funds Average @ market price	1-year return	+13.97%
Lipper Closed-end Global Funds Average @ NAV	1-year return	+9.96%
Past performance does not guarantee future results.

For complete, annualized performance for Delaware Enhanced Global Dividend and Income Fund, please see the table on page 4.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Enhanced Global Dividend and Income Fund returned +13.13% at net asset value and +10.92% at market price (both figures reflect all distributions reinvested) for the fiscal year ended Nov. 30, 2010. Complete annualized performance information for the Fund is shown in the table on page 4.

Relatively favorable market results, despite sovereign debt concerns

The MSCI ACWI (All Country World Index), a broad measure of equity markets around the world, experienced uneven performance during the fiscal year. Despite its fluctuations, the MSCI ACWI (net) gained 7% for the 12 months ended Nov. 30, 2010, trailing the S&P 500 Index, a measure of the broad stock market in the United States, which rose nearly 10% during the same time frame.

Equity-market volatility was precipitated by mounting fears about debt levels in European countries with the biggest financial challenges. The first concerns began in Greece in January 2010, as many investors became worried about the ability of the heavily indebted country to repay its financial obligations. Although the markets resumed their upward momentum in early February, an even steeper decline in global stock prices began in late April. The drop accelerated throughout the rest of the spring, as fears about Greece’s financial situation increased and many investors began to question whether the problems could spread to other economically troubled European nations with outsized debt levels, such as Portugal, Italy, Ireland, and Spain. The European Union and International Monetary Fund eventually came to the Greek government’s rescue, with a 110 billion euro (approximately $140 billion) loan package designed to keep the government afloat while it implements a series of austerity programs.

Other factors also dampened global financial markets during this time, including new economic data from the U.S. that seemed to indicate an increased potential for a stalled recovery, and the Chinese government’s efforts to slow the pace of that country’s fast-growing economy.

Beginning in early summer 2010, equities bounced back, enjoying very strong gains between early July and early November, as fears about a return to recession in the U.S. eased and confidence in the strength of European banks grew. In the final month of the Fund’s fiscal year, however, financial markets encountered renewed difficulties, with Ireland’s government appearing to be on the brink of bankruptcy. European monetary policy makers implemented emergency rescue measures in an effort to stave off the spread of this “contagion” to other challenged economies in the region.

Fixed income assets saw a generally positive backdrop during the fiscal year. Bonds were a key beneficiary of the U.S. Federal Reserve’s efforts to stimulate economic growth by keeping interest rates down. The Fed sought to accomplish this goal through several rounds of quantitative easing, in which the U.S. central bank bought back debt securities in an attempt to generally drive down yields, providing more economic stimulus through lowered cost of credit.

Global real estate investment trusts (REITs) also experienced a highly supportive environment during the fiscal year as credit was widely available and grew less expensive as the year went on. REITs often finance new investment and development projects through debt, and when credit is affordable it can provide issuing companies such as REITs with increased financial flexibility. Global

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2010, and are subject to change.

(continues)       1

Portfolio management review

Delaware Enhanced Global Dividend and Income Fund

REITs rose 17% during the 12-month period ended Nov. 30, 2010, as measured by the FTSE EPRA/NAREIT Developed Index, formerly known as the FTSE EPRA/NAREIT Global Real Estate Index, which tracks the performance of listed real estate companies and REITs worldwide.

Meanwhile, low interest rates led to healthy results from high yield bonds, as many investors seemed willing to take on additional credit risk in exchange for higher levels of income. As such, credit spreads narrowed throughout most of the period, extending a trend of the past several years. Credit spreads are the difference between yields of Treasury bonds and riskier securities of varying credit qualities, and they provide a measure of the market’s outlook for riskier assets. The narrowing of credit spreads can generally be taken to signal a more normalized market environment. (Source: Barclays Capital.)

Fund positioning: An emphasis on credit

The Fund’s primary investment objective is to seek current income, with a secondary objective of capital appreciation. In managing the Fund, we pursue these goals by investing broadly in a range of income-generating securities from around the globe. These include “core” fixed income holdings (such as Treasury and agency securities), as well as investment grade and high yield corporate bonds, convertible bonds, REITs, large-cap value stocks, convertible preferred stocks, international value stocks, emerging market equities, emerging market debt securities, and international currencies.

With several notable exceptions, the Fund’s positioning remained relatively stable throughout the past fiscal year. As the Fund’s fiscal year began, the Fund had a modest overweighting in credit-oriented investments. Credit exposure is most obvious in the fixed income asset class, but it also runs through a variety of other asset classes, including REITs and convertible bonds.

For much of the Fund’s fiscal year, we felt that credit-oriented investments had good total-return characteristics, and we emphasized high yield bonds in particular. At the end of the Fund’s fiscal year, high yield bonds were the Fund’s largest asset-class weighting at roughly 30% of the portfolio, up from 19% a year earlier. The increased allocation resulted partially from market movements, but also reflected our additional investments in the asset class. We favored these securities for their attractive yields and because we felt that high yield bonds could be supported by increasingly favorable economic conditions. We also maintained a healthy overweighting in higher yielding convertible bonds, which we believed offered solid return potential. To a lesser extent, we looked to REITs for their credit-sensitive nature. Over time, however, as REITs gained in value and as we anticipated less-favorable credit costs going forward, we were more cautious about adding to our holdings in this asset class.

At the same time, we generally maintained sizable positions in investments nearer the top of issuers’ capital structures. In light of macroeconomic risks such as European sovereign debt troubles and the potential for higher interest rates down the road, we believed it would be prudent to own defensive income-oriented investments that would be among the first to be paid back if the issuers encountered financial problems. This approach enabled us to capture relatively attractive yields while maintaining what we believed to be greater downside protection by avoiding lower-credit-rated securities.

Our emphasis on credit was helpful for the Fund’s performance until late in the fiscal year. When the Fed announced its second round of quantitative easing in October 2010, equity investors generally became more optimistic, and equities began outperforming (source: Bloomberg). The Fund had less exposure to stocks than to high yield and other more credit-sensitive investments. In hindsight, our decision to maintain an overweight position in high yield was too defensive and did not allow the Fund to take full advantage of the equity market rally.

In addition, we lowered the Fund’s allocation to emerging-market fixed income securities during the period. After a long upswing in this asset class that benefited Fund performance, our team felt that it offered limited future performance potential and that the risk-reward trade-off had become less favorable.

A recent shift toward equities

As the Fund’s fiscal year closed, we were gradually seeing more investment opportunities in stocks, so we began to shift the Fund’s portfolio holdings in this direction. The U.S. economy appears to be slowly expanding and credit-oriented securities, following a long run upward, have started to give back some of their gains.

In this environment, we began favoring shares of large-cap companies with good cash flow and lower debt levels, because they are less credit sensitive and we believe they could benefit from an improving economy.

Performance summary

Delaware Enhanced Global Dividend and Income Fund

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance
Average annual total returns
through Nov. 30, 2010	1 year	3 years	Lifetime
At market price (inception date June 29, 2007)	+10.92%	+6.12%	-0.32%
At net asset value (inception date June 29, 2007)	+13.13%	+1.37%	-0.29%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 4.50%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception. Past performance is not a guarantee of future results.

Fund basics
As of Nov. 30, 2010

Fund objective
The Fund’s primary investment objective is to seek current income. Capital appreciation is a secondary objective.

Total Fund net assets
$160 million

Number of holdings
689

Fund start date
June 29, 2007

NYSE symbol
DEX

Market price versus net asset value (see notes below)
Nov. 30, 2009, through Nov. 30, 2010

	Starting value (Nov. 30, 2009)	Ending value (Nov. 30, 2010)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$12.06	$12.32
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$12.29	$12.31

Past performance is not a guarantee of future results.

Performance of a $10,000 Investment
Average annual total returns from June 29, 2007 (Fund’s inception) through Nov. 30, 2010

	Starting value (June 29, 2007)	Ending value (Nov. 30, 2010)
Delaware Enhanced Global Dividend and Income Fund @ NAV	$10,000	$9,900
Delaware Enhanced Global Dividend and Income Fund @ Market Price	$10,000	$9,892
Lipper Closed-end Global Funds Average @ Market Price	$10,000	$9,015
Lipper Closed-end Global Funds Average @ NAV	$10,000	$8,734

The chart assumes $10,000 invested in the Fund on June 29, 2007, and includes the reinvestment of all distributions at market value. The chart assumes $10,000 in the Lipper Closed-end Global Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Enhanced Global Dividend and Income Fund was initially offered with a sales charge of 4.50%. Performance shown in both charts above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Global Funds Average represents the average return of closed-end global mutual funds tracked by Lipper (source: Lipper).

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

Security type and country allocations

Delaware Enhanced Global Dividend and Income Fund
As of November 30, 2010

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security Type	of Net Assets
Common Stock	48.70%
Consumer Discretionary	6.97%
Consumer Staples	4.46%
Diversified REITs	1.01%
Energy	4.44%
Financials	6.25%
Healthcare	3.93%
Healthcare REITs	0.12%
Hotel REIT	0.09%
Industrial REITs	0.44%
Industrials	6.55%
Information Technology	4.20%
Malls REITs	0.63%
Manufactured Housing REIT	0.08%
Materials	2.64%
Mortgage REITs	0.10%
Multifamily REIT	0.12%
Office REITs	0.45%
Real Estate Management & Development	0.36%
Shopping Center REITs	0.85%
Single Tenant REIT	0.15%
Telecommunications	2.50%
Utilities	2.36%
Convertible Preferred Stock	1.28%
Agency Collateralized Mortgage Obligations	0.28%
Agency Mortgage-Backed Securities	1.93%
Commercial Mortgage-Backed Securities	1.85%
Convertible Bonds	12.16%
Aerospace & Defense	0.26%
Automobiles & Automotive Parts	0.24%
Banking, Finance & Insurance	0.62%
Basic Materials	1.22%
Cable, Media & Publishing	0.48%
Computers & Technology	2.17%
Energy	0.80%
Healthcare & Pharmaceuticals	1.98%
Leisure, Lodging & Entertainment	1.11%
Real Estate	0.61%
Telecommunications	2.12%
Transportation	0.55%
Corporate Bonds	40.08%
Banking	1.48%
Basic Industry	3.54%
Brokerage	0.47%
Capital Goods	2.16%
Consumer Cyclical	3.35%
Consumer Non-Cyclical	3.23%
Energy	7.89%
Finance & Investments	1.87%
Media	2.95%
Real Estate	0.84%
Services Cyclical	2.91%
Services Non-Cyclical	1.76%
Technology	0.98%
Telecommunications	5.20%
Utilities	1.45%
Non-Agency Asset-Backed Securities	0.32%
Non-Agency Collateralized Mortgage Obligations	0.30%
Senior Secured Loans	0.69%
Sovereign Debt	4.11%
Supranational Banks	2.00%
U.S. Treasury Obligations	0.27%
Leveraged Non-Recourse Security	0.00%
Residual Interest Trust Certificate	0.00%
Exchange-Traded Funds	2.78%
Preferred Stock	0.43%
Warrant	0.00%
Discount Note	5.27%
Securities Lending Collateral	13.14%
Total Value of Securities	135.59%
Obligation to Return Securities Lending Collateral	(13.34%)
Borrowing Under Line of Credit	(24.93%)
Receivables and Other Assets Net of Liabilities	2.68%
Total Net Assets	100.00%

Percentage
Country	of Net Assets
Australia	1.22%
Austria	0.09%
Barbados	0.19%
Belgium	0.01%
Bermuda	2.07%
Brazil	1.27%
Canada	2.83%
Cayman Islands	0.81%
China/Hong Kong	3.08%
Colombia	0.67%
Finland	0.38%
France	4.90%
Germany	1.59%
Indonesia	3.07%
Ireland	0.15%
Italy	1.50%
Japan	2.94%
Liberia	0.08%
Luxembourg	3.30%
Marshall Island	0.49%
Mexico	0.13%
Netherlands	1.30%
Philippines	0.68%
Qatar	0.51%
Republic of Korea	0.52%
Singapore	0.72%
Supranational	2.00%
Spain	1.13%
Sweden	1.27%
Switzerland	1.33%
Taiwan	1.13%
United Kingdom	2.37%
United States	73.45%
Total	117.18%

The percentage of net assets exceeds 100% because the Fund utilizes a line of credit with the Bank of New York Mellon, as described in note 7 in “Note to financial statements.” The Fund utilizes leveraging techniques in an attempt to obtain a higher return for the Fund. There is no assurance that the Fund will achieve its investment objective through the use of such techniques.

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund
November 30, 2010

		Number of	Value
		Shares	(U.S. $)
Common Stock – 48.70%
Consumer Discretionary – 6.97%
*	Autoliv	6,100	$447,862
	Bayerische Motoren Werke	12,442	935,683
	Comcast Class A	26,000	520,000
†	DIRECTV Class A	1,900	78,907
	Disney (Walt)	14,400	525,744
*	Don Quijote	29,600	852,978
	Esprit Holdings	67,832	326,497
	Home Depot	16,400	495,444
*	KB HOME	17,000	192,100
	Lowe's	23,600	535,720
	Mattel	21,800	563,312
	McGraw-Hill	14,000	482,860
*	PPR	2,979	473,239
*	Publicis Groupe	9,292	415,163
	Target	9,300	529,542
*	Techtronic Industries	872,500	946,956
	Toyota Motor	28,784	1,115,818
	Vivendi	35,802	871,807
*	Yue Yuen Industrial Holdings	243,000	878,157
			11,187,789
Consumer Staples – 4.46%
	Archer-Daniels-Midland	15,900	460,941
	Aryzta	20,193	855,335
*	Chaoda Modern
	Agriculture Holdings	1,004,000	805,963
	Coca-Cola Amatil	62,675	668,423
	CVS Caremark	16,100	499,100
@	Greggs	86,683	591,927
	Kimberly-Clark	7,900	488,931
	Kraft Foods Class A	16,800	508,200
	Metro	11,888	851,671
	Parmalat	348,409	866,632
*	Safeway	24,500	563,255
			7,160,378
Diversified REITs – 1.01%
*	Digital Realty Trust	8,100	425,411
	Duke Realty	8,600	95,718
	Entertainment Properties Trust	8,236	381,327
	Goodman Group	247,237	151,491
	Investors Real Estate Trust	10,260	90,801
	Lexington Reality Trust	28,070	220,350
	Stockland	70,059	246,121
			1,611,219
Energy – 4.44%
	Anadarko Petroleum	7,900	506,864
	Chevron	6,500	526,305
	CNOOC	392,000	843,652
	ConocoPhillips	8,700	523,479
	Devon Energy	7,700	543,389
	Exxon Mobil	8,300	577,348
	Marathon Oil	14,300	478,621
	National Oilwell Varco	9,500	582,255
	Occidental Petroleum	6,000	529,020
	Petroleo Brasileiro ADR	21,600	632,448
*	Total	16,528	802,339
	Williams	25,600	583,936
			7,129,656
Financials – 6.25%
	Allstate	17,000	494,870
*	AXA	29,912	428,386
	Banco Santander	76,993	734,020
	Bank of New York Mellon	18,500	499,315
	BB&T	17,700	410,640
	Comerica	12,600	459,774
*	Fifth Street Finance	26,754	308,474
	JPMorgan Chase	12,200	456,036
	Marsh & McLennan	21,400	536,712
*	Mitsubishi UFJ Financial Group	165,389	784,244
	Nordea Bank	78,385	782,174
	Solar Capital	43,539	1,022,295
	Standard Chartered	33,719	908,204
	State Street	12,300	531,360
	SunTrust Banks	19,400	453,184
	Travelers	9,600	518,304
	UniCredit	364,400	704,413
			10,032,405
Healthcare – 3.93%
	Abbott Laboratories	10,300	479,053
*†	Alliance HealthCare Services	6,522	24,458
	Baxter International	9,900	480,645
	Bristol-Myers Squibb	19,700	497,228
	Cardinal Health	13,800	491,004
	Johnson & Johnson	8,100	498,555
	Meda Class A	108,017	808,449
	Merck	13,600	468,792
†	Mylan	1	20
	Novartis	15,998	851,957
	Pfizer	30,244	492,675
	Quest Diagnostics	9,500	468,540
	Sanofi-Aventis	12,322	747,004
			6,308,380
Healthcare REITs – 0.12%
	Cogdell Spencer	15,000	85,800
	Nationwide Health Properties	2,800	100,940
			186,740
Hotel REIT – 0.09%
†	DiamondRock Hospitality	14,282	150,389
			150,389
Industrial REITs – 0.44%
	Cambridge Industrial Trust	1,170,000	473,951
	DCT Industrial Trust	16,877	83,372
*	ING Industrial Fund	307,371	151,605
			708,928

		Number of	Value
		Shares	(U.S. $)
Common Stock (continued)
Industrials – 6.55%
*	Alstom	16,360	$673,064
	Asahi Glass	69,000	767,267
	Compagnie de Saint-Gobain	13,190	589,886
	Deutsche Post	46,933	758,224
	Finmeccanica	73,715	832,149
†	Flextronics International	6,400	46,400
	Fluor	9,900	572,517
	General Electric	29,700	470,151
	Honeywell International	11,800	586,578
	ITOCHU	100,398	929,835
	Koninklijke Philips Electronics	12,895	348,685
*†	Mobile Mini	2,394	43,260
	Northrop Grumman	8,200	505,776
*	Pitney Bowes	19,600	430,024
	Singapore Airlines	55,000	641,803
	Teleperformance	34,196	1,018,636
	Vallourec	8,199	776,627
*	Waste Management	14,900	510,325
			10,501,207
Information Technology – 4.20%
†	CGI Group Class A	112,398	1,762,891
	HTC	50,450	1,395,574
	Intel	23,100	487,872
	International Business Machines	3,500	495,110
†	Motorola	60,500	463,430
	Nokia	66,270	612,887
*†	Sohu.com	14,300	992,849
	Xerox	45,600	522,576
			6,733,189
Malls REITs – 0.63%
	General Growth Properties	12,496	202,310
	Simon Property Group	8,264	814,004
			1,016,314
Manufactured Housing REIT – 0.08%
	Equity Lifestyle Properties	2,300	123,924
			123,924
Materials – 2.64%
*	ArcelorMittal	13,998	441,262
	Dow Chemical	16,200	505,116
	duPont (E.I.) deNemours	11,800	554,482
*	Lafarge	11,707	637,236
*	Nucor	12,500	471,750
	Rexam	167,200	784,523
*	Vale ADR	26,400	836,352
			4,230,721
Mortgage REITs – 0.10%
	Chimera Investment	12,100	48,400
	Cypress Sharpridge Investments	8,200	111,930
			160,330
Multifamily REITs – 0.12%
	*Camden Property Trust	3,900	199,173
			199,173
Office REITs – 0.45%
	Government Properties
	Income Trust	3,852	98,804
	Mack-Cali Realty	8,300	263,525
	Orix JREIT	17	94,564
*	Parkway Properties	3,500	55,615
	SL Green Realty	3,300	215,820
			728,328
Real Estate Management & Development – 0.36%
	Mitsubishi Estate	10,549	177,814
	Renhe Commercial Holdings	264,000	47,794
*	Starwood Property Trust	17,700	353,292
			578,900
Shopping Center REITs – 0.85%
	Charter Hall Retail REIT	71,117	194,365
	Corio	2,648	152,480
*	Kimco Realty	8,157	135,896
*	Link REIT	33,000	103,296
	Ramco-Gershenson
	Properties Trust	13,783	158,505
*	Regency Centers	3,900	158,808
*	Unibail-Rodamco	1,399	242,947
	Westfield Group	16,989	197,501
=	Westfield Retail
	Trust - Placement Shares	4,123	10,866
			1,354,664
Single Tennant REIT – 0.15%
*	National Retail Properties	9,337	242,855
			242,855
Telecommunications – 2.50%
	AT&T	18,500	514,115
	Chunghwa Telecom ADR	17,301	417,127
	Frontier Communications	65,000	591,500
†	GeoEye	500	19,930
	Telefonica	38,494	817,584
*	TELUS	14,317	649,949
	Verizon Communications	16,500	528,165
	Vodafone Group	191,777	478,404
			4,016,774
Utilities – 2.36%
	American Electric Power	13,300	473,480
	Duke Energy	29,100	510,705
	Edison International	14,400	531,936
	National Grid	80,917	714,574
	NorthWestern	3,800	109,478
	Progress Energy	11,400	498,066
	Public Service
	Enterprise Group	14,700	453,201
	Sempra Energy	10,000	500,900
			3,792,340
Total Common Stock (cost $81,610,437)			78,154,603

(continues)       9

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Number of	Value
		Shares	(U.S. $)
Convertible Preferred Stock – 1.28%
Automobiles & Automotive Parts – 0.01%
* General Motors 4.75%
exercise price $39.60,
expiration date 12/1/13		186	$9,430
			9,430
Banking, Finance & Insurance – 0.20%
Aspen Insurance Holdings
5.625% exercise price
$29.28, expiration
date 12/31/49		2,400	132,450
Citigroup 7.50%
exercise price $3.94,
expiration date 12/15/12		1,400	175,000
@ Fannie Mae 8.75%
exercise price $32.45,
expiration date 5/13/11		20,000	9,000
			316,450
Energy – 0.36%
* Apache 6.00%
exercise price $109.12,
expiration date 8/1/13		2,200	133,430
SandRidge Energy 8.50%
exercise price $8.01,
expiration date 12/31/49		4,440	439,294
			572,724
Healthcare Providers & Pharmaceuticals – 0.17%
HealthSouth 6.50%
exercise price $30.50,
expiration date 12/31/49		310	281,015
			281,015
Telecommunications – 0.54%
Lucent Technologies
Capital Trust I 7.75%
exercise price $24.80,
expiration date 3/15/17		1,000	875,000
			875,000
Total Convertible Preferred Stock
(cost $3,064,550)			2,054,619

		Principal
		Amount°
Agency Collateralized Mortgage Obligations – 0.28%
Fannie Mae REMICs
Series 2001-50 BA
7.00% 10/25/41	USD	144,532	162,500
Series 2003-122
4.50% 2/25/28		78,368	81,286
Freddie Mac REMICs
Series 2557 WE
5.00% 1/15/18		60,000	65,708
Series 3131 MC
5.50% 4/15/33		40,000	44,153
Freddie Mac REMICs
Series 3173 PE
6.00% 4/15/35		65,000	73,045
Series 3337 PB
5.50% 7/15/30		25,000	25,889
Total Agency Collateralized
Mortgage Obligations (cost $413,702)			452,581

Agency Mortgage-Backed Securities – 1.93%
• Fannie Mae ARM
5.066% 3/1/38		33,942	35,923
5.131% 11/1/35		21,281	22,569
5.318% 4/1/36		74,391	79,797
6.002% 10/1/36		18,921	19,994
6.022% 10/1/36		10,414	11,022
6.272% 4/1/36		19,315	20,322
Fannie Mae S.F. 15 yr
5.50% 1/1/23		48,248	52,453
Fannie Mae S.F. 15 yr
TBA 4.00% 12/1/25		500,000	520,000
Fannie Mae S.F. 30 yr
5.00% 12/1/36		170,360	181,207
5.00% 12/1/37		21,171	22,473
5.00% 2/1/38		16,480	17,489
6.50% 6/1/36		33,259	37,212
6.50% 10/1/36		26,436	29,555
6.50% 12/1/37		39,334	44,403
Freddie Mac 6.00% 1/1/17		50,814	54,625
• Freddie Mac ARM
5.681% 7/1/36		16,478	17,316
5.789% 10/1/36		41,723	44,594
Freddie Mac S.F. 15 yr
5.00% 6/1/18		18,956	20,264
5.00% 12/1/22		109,300	116,613
Freddie Mac S.F. 30 yr
5.00% 1/1/34		875,089	930,127
7.00% 11/1/33		50,476	58,223
9.00% 9/1/30		54,344	65,005
GNMA I S.F. 30 yr
7.50% 12/15/23		104,082	121,041
7.50% 1/15/32		79,033	91,573
9.50% 9/15/17		74,207	85,408
12.00% 5/15/15		43,315	49,582
GNMA II S.F. 30 yr
6.00% 11/20/28		90,526	99,987
6.50% 2/20/30		218,528	250,038
Total Agency Mortgage-Backed
Securities (cost $2,867,864)			3,098,815

			Principal	Value
			Amount°	(U.S. $)
Commercial Mortgage-Backed Securities – 1.85%
#	American Tower Trust 144A
	Series 2007-1A AFX
	5.42% 4/15/37	USD	75,000	$81,998
	Bank of America Commercial
	Mortgage Securities
	•Series 2004-3 A5
	5.595% 6/10/39		50,000	53,923
	Series 2004-5 A3
	4.561% 11/10/41		475,000	483,520
	Series 2005-1 A3
	4.877% 11/10/42		47,803	47,984
	•Series 2005-6 A4
	5.369% 9/10/47		180,000	197,102
	Bear Stearns Commercial
	Mortgage Securities
	•Series 2005-PW10 A4
	5.405% 12/11/40		100,000	108,541
	•Series 2005-T20 A4A
	5.298% 10/12/42		230,000	250,874
	•Series 2006-PW12 A4
	5.906% 9/11/38		25,000	27,526
	•Series 2006-PW14 A4
	5.405% 12/11/38		60,000	63,535
	Series 2007-PW15 A4
	5.331% 2/11/44		75,000	78,189
w•	Commercial Mortgage Pass
	Through Certificates
	Series 2005-C6 A5A
	5.116% 6/10/44		95,000	102,461
	Goldman Sachs Mortgage
	Securities II
	•Series 2004-GG2 A6
	5.396% 8/10/38		60,000	64,839
	Series 2005-GG4 A4A
	4.751% 7/10/39		420,000	448,160
	•Series 2006-GG6 A4
	5.553% 4/10/38		60,000	64,137
•	Greenwich Capital
	Commercial Funding
	Series 2004-GG1 A7
	5.317% 6/10/36		25,000	27,165
•	JPMorgan Chase Commercial
	Mortgage Securities
	Series 2005-LDP3 A4A
	4.936% 8/15/42		35,000	37,580
•	LB-UBS Commercial
	Mortgage Trust Series
	2004-C4 A4
	5.433% 6/15/29		475,000	506,279
•	Merrill Lynch/Countrywide
	Commercial Mortgage
	Trust Series 2007-7 A4
	5.81% 6/12/50		150,000	154,149
•	Morgan Stanley Capital I
	Series 2007-T27 A4
	5.802% 6/11/42		160,000	174,775
Total Commercial Mortgage-Backed
	Securities (cost $2,663,201)			2,972,737

Convertible Bonds – 12.16%
Aerospace & Defense – 0.26%
	AAR 1.75%
	exercise price $29.43,
	expiration date 2/1/26		392,000	412,580
				412,580
Automobiles & Automotive Parts – 0.24%
	ArvinMeritor 4.00%
	exercise price $26.73,
	expiration date 2/15/27		380,000	383,325
				383,325
Banking, Finance & Insurance – 0.62%
	Jefferies Group 3.875%
	exercise price $38.72
	expiration date 11/1/29		615,000	631,912
#	SVB Financial
	Group 144A 3.875%
	exercise price $53.04
	expiration date 4/15/11		351,000	361,969
				993,881
Basic Materials – 1.22%
#	Owens-Brockway Glass
	Container 144A 3.00%
	exercise price $47.47,
	expiration date 5/28/15		525,000	515,813
	Rayonier TRS Holdings 3.75%
	exercise price $54.81,
	expiration date 10/15/12		910,000	996,450
#	Sino-Forest 144A 5.00%
	exercise price $20.29,
	expiration date 8/1/13		360,000	450,450
				1,962,713
Cable, Media & Publishing – 0.48%
ϕ	General Cable 4.50%
	exercise price $36.75,
	expiration date 11/15/29		196,000	224,665
	VeriSign 3.25%
	exercise price $34.37,
	expiration date 8/15/37		480,000	547,800
				772,465
Computers & Technology – 2.17%
*	Advanced Micro Devices 6.00%
	exercise price $28.08,
	expiration date 5/1/15		321,000	323,006
	Euronet Worldwide 3.50%
	exercise price $40.48,
	expiration date 10/15/25		900,000	888,750
*	Intel 3.25% exercise price $22.68,
	expiration date 8/1/39		338,000	412,783
	Linear Technology 3.00%
	exercise price $45.36
	expiration date 5/1/27		670,000	696,800
#	Rovi 144A 2.625% exercise
	price $47.36, expiration
	date 2/15/40		385,000	512,531
	SanDisk 1.00% exercise price
	$82.35, expiration date 5/15/13		695,000	654,169
				3,488,039

(continues)       11

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

			Principal	Value
			Amount°	(U.S. $)
Convertible Bonds (continued)
Energy – 0.80%
	Chesapeake Energy 2.25%
	exercise price $85.89,
	expiration date 12/15/38	USD	750,000	$568,124
*	Peabody Energy exercise 4.75%
	price $58.40, expiration
	date 12/15/41		245,000	307,169
	Transocean
	*1.50% exercise price $168.61,
	expiration date 12/15/37		414,000	400,168
	1.625% exercise price
	$168.61, expiration
	date 12/15/37		10,000	9,925
				1,285,386
Healthcare & Pharmaceuticals – 1.98%
	Alere 3.00%
	exercise price $43.98,
	expiration date 5/15/16		613,000	607,636
	Amgen 0.375%
	exercise price $79.48,
	expiration date 2/1/13		510,000	510,638
ϕ	Hologic 2.00%
	exercise price $38.59,
	expiration date 12/15/37		910,000	848,575
	LifePoint Hospitals 3.50%
	exercise price $51.79,
	expiration date 5/15/14		675,000	682,594
	Medtronic 1.625%
	exercise price $54.79
	expiration date 4/15/13		525,000	528,281
				3,177,724
Leisure, Lodging & Entertainment – 1.11%
#	Gaylord Entertainment
	144A 3.75%
	exercise price $27.25,
	expiration date 10/1/14		310,000	440,588
	International Game
	Technology 3.25%
	exercise price $19.97,
	expiration date 5/1/14		540,000	591,975
	Live Nation
	Entertainment 2.875%
	exercise price $27.14,
	expiration date 7/15/27		837,000	747,022
				1,779,585
Real Estate – 0.61%
#	Digital Realty Trust 144A 5.50%
	exercise price $42.49,
	expiration date 4/15/29		380,000	518,462
	Health Care REIT 3.00%
	exercise price $51.27,
	expiration date 12/1/29		190,000	205,438
#	Lexington Realty
	Trust 144A 6.00%
	exercise price $7.09,
	expiration date 1/15/30		206,000	250,548
				974,448
Telecommunications – 2.12%
	Alaska Communications
	Systems Group 5.75%
	exercise price $12.90,
	expiration date 3/1/13	USD	795,000	826,800
#	Ciena 144A 3.75%
	exercise price $20.17,
	expiration date 10/15/18		229,000	233,294
*	Leap Wireless
	International 4.50%
	exercise price $93.21,
	expiration date 7/15/14		970,000	880,274
	Level 3 Communications
	5.25% exercise price
	$3.98, expiration
	date 12/15/11		135,000	135,675
	*6.50% exercise price
	$1.23, expiration
	date 10/1/16		200,000	219,250
	NII Holdings 3.125% exercise
	price $118.32, expiration
	date 6/15/12		700,000	683,375
	SBA Communications 4.00%
	exercise price $30.38,
	expiration date 10/1/14		285,000	413,606
				3,392,274
Transportation – 0.55%
	Bristow Group 3.00%
	exercise price $77.34,
	expiration date 6/15/38		317,000	313,434
	DryShips 5.00% exercise
	price $7.19 expiration
	date 12/1/14		570,000	569,287
				882,721
Total Convertible Bonds
	(cost $16,964,466)			19,505,141

Corporate Bonds – 40.08%
Banking – 1.48%
*	Ally Financial
	8.00% 12/31/18		231,000	235,620
	Bank of America
	*3.70% 9/1/15		20,000	19,767
	5.625% 7/1/20		5,000	5,036
	City National
	5.25% 9/15/20		15,000	15,207
•	Fifth Third Capital Trust IV
	6.50% 4/15/37		185,000	173,437
	*Goldman Sachs Group
	*3.70% 8/1/15		5,000	5,113
	5.375% 3/15/20		40,000	41,127
•#	HBOS Capital Funding 144A
	6.071% 6/29/49		225,000	198,562
	JPMorgan Chase
	4.40% 7/22/20		45,000	44,506
	JPMorgan Chase Capital XXV
	6.80% 10/1/37		55,000	55,135

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Banking (continued)
#	Morgan Stanley 144A
	10.09% 5/3/17	BRL	2,000,000	$1,148,105
	PNC Funding
	5.125% 2/8/20	USD	30,000	32,101
	5.25% 11/15/15		60,000	65,748
	5.625% 2/1/17		35,000	38,029
	Rabobank Nederland
	2.125% 10/13/15		5,000	4,936
	•#144A 11.00% 12/29/49		90,000	117,572
	SVB Financial Group
	5.375% 9/15/20		25,000	25,017
•	USB Capital IX
	6.189% 10/29/49		80,000	63,200
	Wachovia 5.625% 10/15/16		55,000	61,736
•	Wells Fargo Capital XIII
	7.70% 12/29/49		5,000	5,188
	Zions Bancorp
	5.65% 5/15/14		18,000	17,609
				2,372,751
Basic Industry – 3.54%
	AK Steel 7.625% 5/15/20		246,000	246,615
	Alcoa 6.15% 8/15/20		13,000	13,464
#	Algoma Acquisition 144A
	9.875% 6/15/15		248,000	221,650
*#	Appleton Papers 144A
	10.50% 6/15/15		188,000	185,180
	ArcelorMittal
	9.85% 6/1/19		20,000	25,357
	Century Aluminum
	8.00% 5/15/14		177,100	184,848
	Cliffs Natural Resources
	4.80% 10/1/20		5,000	5,002
	6.25% 10/1/40		15,000	14,364
	Dow Chemical
	4.25% 11/15/20		5,000	4,897
	8.55% 5/15/19		30,000	37,941
#	Drummond 144A
	9.00% 10/15/14		206,000	218,360
	duPont (E.I.) deNemours
	3.625% 1/15/21		15,000	15,025
#	FMG Resources
	August 2006 144A
	7.00% 11/1/15		290,000	295,075
#	Georgia-Pacific 144A
	5.40% 11/1/20		10,000	9,913
#	Hexion US/Nova Scotia
	Finance 144A
	9.00% 11/15/20		222,000	220,890
*#	Huntsman International 144A
	8.625% 3/15/21		84,000	89,460
*	International Coal Group
	9.125% 4/1/18		189,000	205,065
	International Paper
	9.375% 5/15/19		50,000	65,389
	Lyondell Chemical
	11.00% 5/1/18		325,000	363,187
#	MacDermid 144A
	9.50% 4/15/17		288,000	303,120
	Millar Western
	Forest Products
	7.75% 11/15/13		198,000	187,110
	Momentive Performance Materials
	11.50% 12/1/16		291,000	307,004
	#144A 9.00% 1/15/21		171,000	170,573
•	Noranda Aluminium
	Acquisition PIK
	5.193% 5/15/15		242,280	215,629
	Novelis
	7.25% 2/15/15		60,000	62,025
	11.50% 2/15/15		88,000	108,240
*#	PE Paper Escrow GmbH 144A
	12.00% 8/1/14		120,000	138,208
	Reliance Steel & Aluminum
	6.85% 11/15/36		24,000	22,951
	Ryerson
	•7.662% 11/1/14		141,000	132,188
	12.00% 11/1/15		166,000	171,188
*#	Steel Dynamics 144A
	7.625% 3/15/20		168,000	180,600
	Teck Resources
	9.75% 5/15/14		13,000	16,063
@	Vale Overseas
	6.875% 11/21/36		979,000	1,088,720
*	Verso Paper Holdings
	11.375% 8/1/16		155,000	152,094
				5,677,395
Brokerage – 0.47%
	E Trade Financial PIK
	12.50% 11/30/17		566,000	655,145
	Jefferies Group
	6.25% 1/15/36		5,000	4,545
	6.45% 6/8/27		60,000	58,021
	Lazard Group
	6.85% 6/15/17		30,000	31,901
	7.125% 5/15/15		4,000	4,404
				754,016
Capital Goods – 2.16%
	Alion Science &
	Technology PIK
	12.00% 11/1/14		146,702	149,636
#	Associated Materials 144A
	9.125% 11/1/17		150,000	153,375
#	Berry Plastics 144A
	9.75% 1/15/21		267,000	256,988
*#	Cemex Espana
	Luxembourg 144A
	9.25% 5/12/20		279,000	266,445

(continues)       13

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Capital Goods (continued)
#	DAE Aviation Holdings 144A
	11.25% 8/1/15	USD	184,000	$191,360
#	Graham Packaging 144A
	8.25% 10/1/18		185,000	188,700
	Intertape Polymer
	8.50% 8/1/14		134,000	112,560
	L-3 Communications
	4.75% 7/15/20		15,000	15,538
*	Manitowoc
	9.50% 2/15/18		215,000	231,125
*#	Nortek 144A
	10.00% 12/1/18		150,000	150,750
*	NXP BV/NXP Funding
	9.50% 10/15/15		265,000	272,288
#	Plastipak Holdings 144A
	10.625% 8/15/19		136,000	151,640
	Ply Gem Industries
	13.125% 7/15/14		230,000	242,650
#	Polypore International 144A
	7.50% 11/15/17		245,000	249,288
	Pregis 12.375% 10/15/13		254,000	254,000
*	RBS Global/Rexnord
	11.75% 8/1/16		302,000	320,119
#	TriMas 144A
	9.75% 12/15/17		180,000	193,500
#	USG 144A 9.75% 8/1/14		63,000	66,465
				3,466,427
Consumer Cyclical – 3.35%
*	#Allison Transmission 144A
	11.00% 11/1/15		246,000	267,525
*	American Axle &
	Manufacturing
	7.875% 3/1/17		395,000	393,025
	ArvinMeritor
	8.125% 9/15/15		246,000	252,765
	10.625% 3/15/18		119,000	134,173
	Beazer Homes USA
	8.125% 6/15/16		176,000	170,720
	*9.125% 6/15/18		65,000	62,725
	#144A 9.125% 5/15/19		190,000	179,550
	Burlington Coat Factory
	Investment Holdings
	14.50% 10/15/14		336,000	351,120
*#	CKE Restaurants 144A
	11.375% 7/15/18		171,000	182,970
w#	CVS Pass Through Trust 144A
	8.353% 7/10/31		78,191	96,694
	Dave & Buster’s
	11.00% 6/1/18		145,000	157,325
*#	Dunkin Finance 144A
	9.625% 12/1/18		262,000	264,948
	Express Finance
	8.75% 3/1/18		93,000	99,045
*	Ford Motor
	7.45% 7/16/31		385,000	415,800
	Ford Motor Credit
	12.00% 5/15/15		195,000	241,776
*	Goodyear Tire & Rubber
	8.25% 8/15/20		90,000	90,900
	Interface
	9.50% 2/1/14		20,000	20,650
	11.375% 11/1/13		52,000	64,090
	#144A 7.625% 12/1/18		175,000	179,375
	K Hovnanian Enterprises
	6.25% 1/15/15		148,000	109,150
	7.50% 5/15/16		97,000	65,960
	Landry’s Restaurants
	11.625% 12/1/15		94,000	100,110
#	M/I Homes 144A
	8.625% 11/15/18		421,000	421,525
	Norcraft Finance
	10.50% 12/15/15		151,000	160,815
	Norcraft Holdings
	9.75% 9/1/12		140,000	139,650
*	OSI Restaurant Partners
	10.00% 6/15/15		189,000	195,615
	Quiksilver
	6.875% 4/15/15		250,000	238,750
*	Standard Pacific
	10.75% 9/15/16		119,000	136,255
	Susser Holdings & Finance
	8.50% 5/15/16		174,000	185,310
				5,378,316
Consumer Non-Cyclical – 3.23%
	Alere 9.00% 5/15/16		201,000	206,025
	Alliance One International
	10.00% 7/15/16		265,000	278,250
	Anheuser-Busch
	InBev Worldwide
	*5.00% 4/15/20		5,000	5,475
	#144A 5.375% 11/15/14		45,000	50,366
	Baxter International
	4.50% 8/15/19		35,000	38,111
#	Brambles USA 144A
	3.95% 4/1/15		10,000	10,368
	5.35% 4/1/20		20,000	21,103
	Celgene 3.95% 10/15/20		15,000	14,920
	Cott Beverages
	8.375% 11/15/17		132,000	140,910
	Covidien International Finance
	4.20% 6/15/20		20,000	20,846
*	Dean Foods 7.00% 6/1/16		364,000	335,790
#	Delhaize Group 144A
	5.70% 10/1/40		17,000	16,818
	Diversey Holdings
	10.50% 5/15/20		337,643	389,556
	Dole Food 13.875% 3/15/14		91,000	110,793
	Iron Mountain 8.375% 8/15/21		140,000	154,000
	Kraft Foods 5.375% 2/10/20		10,000	11,158

			Principal	Value
			Amount°	(U.S. $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
#	Lantheus Medical Imaging 144A
	9.75% 5/15/17	USD	201,000	$209,040
	LVB Acquisition
	11.625% 10/15/17		194,000	214,855
	Medco Health Solutions
	4.125% 9/15/20		20,000	20,079
	7.125% 3/15/18		10,000	12,186
#	Mylan 144A
	6.00% 11/15/18		250,000	244,375
#	NBTY 144A 9.00% 10/1/18		263,000	277,465
#	Novasep Holding 144A
	9.75% 12/15/16		170,000	116,450
	Pfizer 6.20% 3/15/19		15,000	18,257
#	PHH 144A 9.25% 3/1/16		186,000	191,580
	Pinnacle Foods Finance
	10.625% 4/1/17		180,000	192,375
#	Quintiles Transnational
	PIK 144A
	9.50% 12/30/14		106,000	107,855
#	Reynolds Group Issuer 144A
	9.00% 4/15/19		180,000	184,050
#	ServiceMaster PIK 144A
	10.75% 7/15/15		189,000	203,648
*	Smithfield Foods
	7.75% 7/1/17		154,000	156,310
*	Supervalu 8.00% 5/1/16		255,000	251,813
	Tops Holdings/Markets
	10.125% 10/15/15		131,000	140,170
#	Viking Acquisition 144A
	9.25% 11/1/18		290,000	290,725
#	Viskase 144A 9.875%
	1/15/18		228,000	237,120
#	Woolworths 144A
	4.00% 9/22/20		10,000	10,064
	Yale University
	2.90% 10/15/14		45,000	47,361
*	Yankee Acquisition
	9.75% 2/15/17		210,000	218,400
	Zimmer Holdings
	4.625% 11/30/19		30,000	31,905
				5,180,572
Energy – 7.89%
#	American Petroleum
	Tankers 144A
	10.25% 5/1/15		296,000	305,620
	Anadarko Petroleum
	5.95% 9/15/16		20,000	21,367
	Antero Resources Finance
	9.375% 12/1/17		156,000	161,460
	Aquilex Holdings
	11.125% 12/15/16		178,000	179,780
*	Chaparral Energy
	8.50% 12/1/15		99,000	98,258
*	Chesapeake Energy
	6.50% 8/15/17		135,000	136,688
	9.50% 2/15/15		146,000	164,250
	Complete Production Services
	8.00% 12/15/16		174,000	179,220
	Copano Energy
	7.75% 6/1/18		169,000	169,845
*	Crosstex Energy/Finance
	8.875% 2/15/18		175,000	183,313
	Ecopetrol
	7.625% 7/23/19		900,000	1,077,749
	El Paso
	6.875% 6/15/14		44,000	47,578
	7.00% 6/15/17		205,000	217,022
	El Paso Pipeline
	Partners Operating
	4.10% 11/15/15		10,000	10,089
•	Enbridge Energy Partners
	8.05% 10/1/37		20,000	21,011
	Energy Transfer Partners
	9.70% 3/15/19		25,000	32,668
	Enterprise Products Operating
	•7.034% 1/15/68		35,000	36,319
	9.75% 1/31/14		45,000	54,866
	EOG Resources
	4.10% 2/1/21		25,000	25,061
#	Gazprom 144A
	8.625% 4/28/34		1,000,000	1,180,299
	Global Geophysical Services
	10.50% 5/1/17		95,000	94,525
	Headwaters
	11.375% 11/1/14		194,000	209,763
#	Helix Energy Solutions
	Group 144A
	9.50% 1/15/16		246,000	257,070
*#	Hercules Offshore 144A
	10.50% 10/15/17		187,000	149,600
#	Hilcorp Energy I
	144A 8.00% 2/15/20		226,000	237,865
	Holly 9.875% 6/15/17		171,000	186,818
*	Key Energy Services
	8.375% 12/1/14		321,000	341,063
	Kinder Morgan
	Energy Partners
	5.30% 9/15/20		10,000	10,655
	6.55% 9/15/40		5,000	5,232
	9.00% 2/1/19		20,000	25,854
#	Linn Energy Finance 144A
	8.625% 4/15/20		201,000	214,065
	Lukoil International Finance
	6.356% 6/7/17		1,000,000	1,057,499
#	Midcontinent Express
	Pipeline 144A
	5.45% 9/15/14		25,000	27,048

(continues)       15

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Energy (continued)
#	Murray Energy 144A
	10.25% 10/15/15	USD	230,000	$235,750
	Nexen 7.50% 7/30/39		20,000	24,051
*#	NFR Energy/Finance 144A
	9.75% 2/15/17		224,000	222,320
	Noble Energy
	8.25% 3/1/19		20,000	25,861
	OPTI Canada
	7.875% 12/15/14		334,000	231,295
	8.25% 12/15/14		121,000	84,700
	#144A 9.00% 12/15/12		200,000	200,000
*	Pemex Project Funding
	Master Trust
	6.625% 6/15/35		1,000,000	1,049,908
	Petrohawk Energy
	7.875% 6/1/15		198,000	204,930
	Petroleum Development
	12.00% 2/15/18		217,000	244,125
	Pioneer Drilling
	9.875% 3/15/18		106,000	112,360
*	Plains All American
	Pipeline 8.75% 5/1/19		15,000	19,162
	Pride International
	6.875% 8/15/20		30,000	31,950
	Quicksilver Resources
	7.125% 4/1/16		190,000	184,300
#	SandRidge Energy 144A
	9.875% 5/15/16		249,000	258,960
#	Semco Energy 144A
	5.15% 4/21/20		30,000	32,142
	TNK-BP Finance
	7.875% 3/13/18		2,000,000	2,229,999
	Total Capital
	2.30% 3/15/16		35,000	34,847
•	TransCanada Pipelines
	6.35% 5/15/67		35,000	34,613
	Transocean
	6.50% 11/15/20		10,000	10,910
	Weatherford
	International Bermuda
	5.125% 9/15/20		10,000	10,184
	6.75% 9/15/40		15,000	15,703
	9.625% 3/1/19		10,000	12,908
#	Woodside Finance 144A
	4.50% 11/10/14		20,000	21,391
	8.125% 3/1/14		15,000	17,522
				12,669,411
Finance & Investments – 1.87%
•	American International Group I
	8.175% 5/15/58		270,000	277,425
	Cardtronics 8.25% 9/1/18		84,000	88,200
•	Chubb 6.375% 3/29/67		15,000	15,750
	General Electric Capital
	6.00% 8/7/19		105,000	116,235
•	Genworth Financial
	6.15% 11/15/66		336,000	258,720
#	Icahn Enterprises Finance
	144A 8.00% 1/15/18		100,000	99,250
•#	ILFC E-Capital Trust II
	144A 6.25% 12/21/65		355,000	279,119
•#	Liberty Mutual Group
	144A 7.00% 3/15/37		355,000	322,142
	MetLife 6.40% 12/15/36		100,000	95,500
	Nuveen Investments
	10.50% 11/15/15		773,000	773,966
#	Pinafore 144A
	9.00% 10/1/18		376,000	398,560
	Prudential Financial
	3.875% 1/14/15		35,000	36,796
∏•	XL Capital
	6.50% 12/31/49		280,000	241,500
				3,003,163
Media – 2.95%
#	Affinion Group 144A
	7.875% 12/15/18		352,000	326,480
	Cablevision Systems
	8.00% 4/15/20		19,000	20,473
	8.625% 9/15/17		91,000	99,418
#	CCO Holdings Capital 144A
	7.875% 4/30/18		48,000	49,920
	*8.125% 4/30/20		60,000	63,300
#	Charter Communications
	Operating 144A
	10.875% 9/15/14		98,000	109,760
#	Columbus International
	144A 11.50% 11/20/14		270,000	299,700
	Comcast 5.875% 2/15/18		15,000	17,096
#	COX Communications
	144A 6.25% 6/1/18		15,000	17,260
	DIRECTV Holdings/Financing
	4.60% 2/15/21		20,000	20,112
	7.625% 5/15/16		65,000	72,557
#	Entravision Communications
	144A 8.75% 8/1/17		350,000	367,499
	GXS Worldwide
	9.75% 6/15/15		237,000	235,223
#	inVentiv Health 144A
	10.00% 8/15/18		210,000	206,850
	MDC Partners
	11.00% 11/1/16		112,000	125,440
#	NBC Universal 144A
	2.875% 4/1/16		10,000	9,967
	4.375% 4/1/21		60,000	60,344
#	Nexstar Broadcasting
	144A 8.875% 4/15/17		200,000	209,500
	Nielsen Finance
	11.50% 5/1/16		50,000	57,250
	11.625% 2/1/14		97,000	111,065
	#144A 7.75% 10/15/18		186,000	190,185

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Media (continued)
#	Sinclair Television Group
	144A 9.25% 11/1/17	USD	147,000	$159,863
#	Sitel Finance 144A
	11.50% 4/1/18		207,000	176,985
	Symantec 4.20% 9/15/20		5,000	4,781
	Terremark Worldwide
	12.00% 6/15/17		185,000	209,975
	Time Warner Cable
	4.125% 2/15/21		15,000	14,639
	8.25% 4/1/19		20,000	25,495
#	Univision Communications
	144A 7.875% 11/1/20		177,000	181,868
#	UPC Holding 144A
	9.875% 4/15/18		120,000	129,600
*#	Visant 144A
	10.00% 10/1/17		120,000	124,200
#	Vivendi 144A
	6.625% 4/4/18		25,000	28,758
#	XM Satellite Radio 144A
	7.625% 11/1/18		360,000	359,999
	13.00% 8/1/13		553,000	649,774
				4,735,336
Real Estate – 0.84%
	Developers Diversified Realty
	7.50% 4/1/17		5,000	5,619
	*7.875% 9/1/20		20,000	22,959
	Digital Realty Trust
	5.875% 2/1/20		10,000	10,524
*	Felcor Lodging
	10.00% 10/1/14		195,000	216,694
	Host Marriott
	6.375% 3/15/15		245,000	250,513
	Liberty Property
	4.75% 10/1/20		5,000	5,124
#	Qatari Diar Finance 144A
	5.00% 7/21/20		800,000	817,444
*	Regency Centers
	5.875% 6/15/17		20,000	21,992
				1,350,869
Services Cyclical – 2.91%
	ARAMARK 8.50% 2/1/15		150,000	156,000
#	Ashtead Capital 144A
	9.00% 8/15/16		130,000	136,175
	Burlington Northern Santa Fe
	3.60% 9/1/20		5,000	4,994
	4.70% 10/1/19		30,000	32,487
	5.65% 5/1/17		5,000	5,717
	Canadian Pacific
	4.45% 3/15/23		20,000	20,169
#	Delta Air Lines 144A
	12.25% 3/15/15		193,000	219,055
#	Equinox Holdings 144A
	9.50% 2/1/16		221,000	231,498
#	ERAC USA Finance 144A
	5.25% 10/1/20		40,000	42,335
*	General Maritime
	12.00% 11/15/17		214,000	215,070
*	Harrah’s Operating
	10.00% 12/15/18		457,000	388,450
#	Icon Health & Fitness 144A
	11.875% 10/15/16		108,000	107,730
	Kansas City
	Southern de Mexico
	8.00% 2/1/18		187,000	201,960
	Kansas City
	Southern Railway
	13.00% 12/15/13		2,000	2,410
*#	Marina District Finance
	144A 9.875% 8/15/18		268,000	257,950
*#	MCE Finance 144A
	10.25% 5/15/18		170,000	192,950
	MGM MIRAGE
	*7.50% 6/1/16		29,000	25,593
	11.125% 11/15/17		2,000	2,270
	*11.375% 3/1/18		543,000	562,005
	13.00% 11/15/13		105,000	123,900
*	Mohegan Tribal
	Gaming Authority
	6.875% 2/15/15		61,000	41,175
	7.125% 8/15/14		145,000	101,500
	NCL
	11.75% 11/15/16		200,000	227,500
	#144A 9.50% 11/15/18		183,000	187,346
*	Peninsula Gaming
	10.75% 8/15/17		228,000	246,810
*	Pinnacle Entertainment
	8.75% 5/15/20		198,000	198,743
#	Pokagon Gaming
	Authority 144A
	10.375% 6/15/14		10,000	10,425
	Royal Caribbean Cruises
	6.875% 12/1/13		125,000	133,750
*	RSC Equipment Rental
	10.25% 11/15/19		5,000	5,556
#	Shingle Springs Tribal
	Gaming Authority
	144A 9.375% 6/15/15		242,000	148,830
*#	Swift Transportation 144A
	12.50% 5/15/17		96,000	104,160
#	United Air Lines 144A
	12.00% 11/1/13		292,000	325,580
	Wyndham Worldwide
	5.75% 2/1/18		5,000	5,160
				4,665,253
Services Non-Cyclical – 1.76%
#	Accellent 144A
	10.00% 11/1/17		115,000	107,813
	Allied Waste North America
	6.875% 6/1/17		40,000	44,409
	7.125% 5/15/16		10,000	10,624

(continues)       17

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Services Non-Cyclical (continued)
	Amgen 3.45% 10/1/20	USD	25,000	$24,660
	BioScrip 10.25% 10/1/15		196,000	201,635
	CareFusion
	6.375% 8/1/19		65,000	76,124
	Casella Waste Systems
	9.75% 2/1/13		387,000	392,804
	Community Health Systems
	8.875% 7/15/15		135,000	141,581
#	DJO Finance 144A
	9.75% 10/15/17		239,000	240,793
	Genzyme
	3.625% 6/15/15		100,000	105,078
	5.00% 6/15/20		20,000	21,879
	HCA 9.25% 11/15/16		185,000	198,413
	Hospira 6.40% 5/15/15		95,000	110,141
	Life Technologies
	6.00% 3/1/20		35,000	38,890
#	Multiplan 144A
	9.875% 9/1/18		198,000	210,870
#	Radiation Therapy Services
	144A 9.875% 4/15/17		216,000	212,220
#	Radnet Management
	144A 10.375% 4/1/18		174,000	160,950
#	Roche Holdings 144A
	6.00% 3/1/19		20,000	23,925
*	Select Medical
	7.625% 2/1/15		272,000	272,000
•	US Oncology Holdings PIK
	6.737% 3/15/12		237,000	238,185
				2,832,994
Technology – 0.98%
#	Allen Systems Group 144A
	10.50% 11/15/16		285,000	285,000
#	Aspect Software 144A
	10.625% 5/15/17		194,000	196,910
	First Data 9.875% 9/24/15		186,000	159,030
	Hewlett-Packard
	3.75% 12/1/20		20,000	20,108
#	International Wire Group
	144A 9.75% 4/15/15		155,000	161,394
	Magnachip Semiconductor
	Finance 10.50% 4/15/18		156,000	166,920
#	MedAssets 144A
	8.00% 11/15/18		137,000	138,713
	National Semiconductor
	6.60% 6/15/17		20,000	22,797
	Sanmina-SCI
	8.125% 3/1/16		79,000	79,593
#	Seagate Technology
	International 144A
	10.00% 5/1/14		10,000	11,800
*	SunGard Data Systems
	10.25% 8/15/15		314,000	326,559
				1,568,824
Telecommunications – 5.20%
	American Tower
	5.05% 9/1/20		25,000	25,804
#	Clearwire Communications
	144A 12.00% 12/1/15		1,006,000	1,071,765
	Cricket Communications
	7.75% 5/15/16		130,000	133,575
#	Crown Castle Towers
	144A 4.883% 8/15/20		30,000	29,799
#	Digicel Group 144A
	8.875% 1/15/15		1,000,000	1,014,999
	9.125% 1/15/15		1,120,000	1,136,799
	10.50% 4/15/18		230,000	254,150
	Frontier Communications
	7.125% 3/15/19		120,000	124,800
	Global Crossing
	12.00% 9/15/15		297,000	335,610
	Intelsat 6.50% 11/1/13		155,000	155,000
	Intelsat Bermuda
	11.25% 2/4/17		640,000	673,600
	PIK 11.50% 2/4/17		49,938	53,184
	Level 3 Financing
	10.00% 2/1/18		217,000	200,725
	MetroPCS Wireless
	6.625% 11/15/20		165,000	157,575
	*7.875% 9/1/18		90,000	93,713
	NII Capital
	10.00% 8/15/16		271,000	302,165
*	PAETEC Holding
	9.50% 7/15/15		165,000	167,888
	Qwest 8.375% 5/1/16		40,000	48,200
	Qwest Communications
	International
	7.50% 2/15/14		85,000	86,275
	Sprint Capital
	8.75% 3/15/32		453,000	450,735
#	Telcordia Technologies
	144A 11.00% 5/1/18		415,000	406,700
	Telecom Italia Capital
	5.25% 10/1/15		35,000	37,157
	6.175% 6/18/14		55,000	59,597
	Telesat Canada
	11.00% 11/1/15		158,000	176,565
	12.50% 11/1/17		164,000	191,060
	ViaSat 8.875% 9/15/16		113,000	120,628
	Virgin Media Finance
	8.375% 10/15/19		120,000	132,300
*	West 11.00% 10/15/16		219,000	235,973
#	Wind Acquisition
	Finance 144A
	11.75% 7/15/17		370,000	412,550
	Windstream
	7.875% 11/1/17		45,000	47,475
				8,336,366

		Principal		Value
		Amount°		(U.S. $)
Corporate Bonds (continued)
Utilities – 1.45%
	AES
	7.75% 3/1/14	USD	129,000	$137,385
	8.00% 6/1/20		44,000	46,200
	9.75% 4/15/16		10,000	11,150
*	Ameren Illinois
	9.75% 11/15/18		80,000	105,477
#	American Transmission
	Systems 144A
	5.25% 1/15/22		25,000	27,034
	Centerpoint Energy
	5.95% 2/1/17		13,000	14,431
	CMS Energy
	4.25% 9/30/15		5,000	5,087
	6.55% 7/17/17		10,000	10,885
	8.75% 6/15/19		15,000	18,026
	Commonwealth Edison
	4.00% 8/1/20		30,000	30,798
	5.80% 3/15/18		5,000	5,796
	Dominion Resources
	5.60% 11/15/16		5,000	5,781
	6.00% 11/30/17		10,000	11,694
	Duke Energy 5.05% 9/15/19		10,000	11,012
	Duke Energy Carolinas
	5.30% 2/15/40		5,000	5,245
	Duke Energy Ohio
	5.45% 4/1/19		15,000	17,366
	Dynegy Holdings
	7.75% 6/1/19		157,000	103,228
	Elwood Energy
	8.159% 7/5/26		166,028	161,048
	Energy Future Intermediate
	10.00% 12/1/20		192,000	197,886
	Exelon Generation
	4.00% 10/1/20		10,000	9,785
	5.75% 10/1/41		25,000	24,367
	Florida Power
	5.65% 6/15/18		5,000	5,843
#	GenOn Escrow 144A
	9.50% 10/15/18		127,000	121,285
	Korea Southern Power
	5.375% 4/18/13		630,000	670,306
#	LG&E & KU Energy 144A
	3.75% 11/15/20		20,000	19,609
*	Mirant Americas Generation
	8.50% 10/1/21		245,000	238,262
	Oncor Electric Delivery
	7.00% 9/1/22		10,000	12,291
	#144A 5.00% 9/30/17		15,000	16,379
	#144A 5.25% 9/30/40		5,000	4,883
	Pennsylvania Electric
	5.20% 4/1/20		45,000	48,369
	Public Service Oklahoma
	5.15% 12/1/19		30,000	32,656
•	Puget Sound Energy
	6.974% 6/1/67		165,000	161,973
	Sempra Energy
	6.15% 6/15/18		10,000	11,763
	Southern California
	Edison 5.50% 8/15/18		20,000	23,309
				2,326,609
Total Corporate Bonds (cost $61,821,838)				64,318,302

Non-Agency Asset-Backed Securities – 0.32%
	Ally Auto Receivables
	Trust Series 2010-2 A3
	1.38% 7/15/14		10,000	10,050
•	Citibank Credit Card
	Issuance Trust Series
	2004-C1 C1
	0.903% 7/15/13		10,000	9,933
•	Citicorp Residential
	Mortgage Securities
	Series 2006-3 A5
	5.948% 11/25/36		100,000	86,536
	CNH Equipment Trust
	Series 2008-A A4
	4.93% 8/15/14		25,550	26,177
	Series 2008-B A3A
	4.78% 7/16/12		2,709	2,716
	Series 2009-C A3
	1.85% 12/16/13		15,000	15,124
	Discover Card Master
	Trust Series 2007-A1
	A1 5.65% 3/16/20		100,000	116,450
@#	Dunkin Securitization
	144A Series 2006-1 A2
	5.779% 6/20/31		150,000	152,063
	Harley-Davidson
	Motorcycle Trust
	Series 2006-2
	A2 5.35% 3/15/13		29,875	30,254
	John Deere Owner Trust
	Series 2009-A A4
	3.96% 5/16/16		25,000	26,128
	Series 2010-A 4A
	2.13% 10/17/16		15,000	15,374
•	Merrill Auto Trust
	Securitization
	Series 2007-1 A4
	0.313% 12/15/13		14,801	14,761
Total Non-Agency Asset-Backed
	Securities (cost $486,298)			505,566

(continues)       19

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

		Principal		Value
		Amount°		(U.S. $)
Non-Agency Collateralized Mortgage Obligations – 0.30%
@•	Bear Stearns ARM Trust
	Series 2007-1 3A2
	5.551% 2/25/47	USD	213,786	$23,642
	Citicorp Mortgage Securities
	Series 2006-4 3A1
	5.50% 8/25/21		16,426	16,481
	Series 2007-1 2A1
	5.50% 1/25/22		107,654	104,474
	•Series 2007-AR8 1A3A
	5.729% 8/25/37		74,857	58,918
•	First Horizon
	Asset Securities
	Series 2007-AR2 1A1
	5.786% 8/25/37		100,153	76,714
•	GSR Mortgage Loan Trust
	Series 2006-AR1 3A1
	5.143% 1/25/36		154,977	135,850
•	MASTR ARM Trust
	Series 2006-2 4A1
	4.969% 2/25/36		66,142	62,783
Total Non-Agency Collateralized
	Mortgage Obligations
	(cost $726,190)			478,862

	«Senior Secured Loans – 0.69%
	Clear Channel
	Communication
	Tranche B
	3.65% 1/29/16		300,000	238,806
	CommScope Bridge
	9.25% 10/26/11		265,000	264,999
	Energy Futures
	Holdings Tranche B2
	3.941% 10/10/14		340,612	263,594
	Harrahs Chester
	Downs & Marina
	12.375% 12/31/16		92,125	93,661
	PQ Tranche B
	6.82% 7/30/15		165,000	156,682
	Syniverse Holdings Bridge
	Loan 8.00% 10/28/11		88,000	88,028
	Total Senior Secured Loans
	(cost $1,083,622)			1,105,770

	Sovereign Debt – 4.11%Δ
	Brazil – 0.35%
	Banco Nacional de
	Desenvolvimento
	Economico e Social
	6.369% 6/16/18		500,000	566,250
				566,250
	Indonesia – 3.07%
	Indonesia Treasury Bond
	11.00% 11/15/20	IDR	35,825,000,000	4,930,823
				4,930,823
	Philippines – 0.69%
	Philippine Government
	International Bond
	6.375% 10/23/34	USD	1,000,000	1,100,000
				1,100,000
	Total Sovereign Debt
	(cost $6,220,923)			6,597,073

	Supranational Banks – 2.00%
	European Bank for
	Reconstruction &
	Development
	7.00% 7/30/12	INR	41,000,000	935,033
	European Investment Bank
	8.00% 10/21/13	ZAR	6,880,000	1,005,411
	9.625% 4/1/15	TRY	1,800,000	1,264,447
	Total Supranational Banks
	(cost $3,153,626)			3,204,891

	U.S. Treasury Obligations – 0.27%
	U.S. Treasury Bond
	3.875% 8/15/40	USD	25,000	24,023
	U.S. Treasury Notes
	1.375% 11/30/15		360,000	358,538
	2.25% 11/30/17		15,000	15,100
	*2.625% 11/15/20		40,000	39,419
	Total U.S. Treasury Obligations
	(cost $434,486)			437,080

Leveraged Non-Recourse Security – 0.00%
@w#	JPMorgan Pass Through
	Trust Series 2007-B 144A
	0.00% 1/15/87		500,000	0
	Total Leveraged Non-Recourse
	Security (cost $425,000)			0

Residual Interest Trust Certificate – 0.00%
=@w#	Freddie Mac Auction Pass
	Through Trust Series
	2007-6B 144A 0.00%		175,000	0
	Total Residual Interest Trust
	Certificate (cost $190,466)			0

		Number of
		Shares
	Exchange-Traded Funds – 2.78%
	iShares iBOXX $ High
	Yield Corporate
	Bond Fund		50,000	4,449,500
*	ProShares UltraShort
	Real Estate		520	10,410
	Total Exchange-Traded Funds
	(cost $4,553,867)			4,459,910

		Number of	Value
		Shares	(U.S. $)
Preferred Stock – 0.43%
@# Ally Financial 144A 7.00%		400	$357,149
Developers Diversified
Realty Series I 7.50%		1,925	46,585
Freddie Mac 6.02%		33,000	16,500
• PNC Financial Services
Group 8.25%		10,000	10,660
ProLogis Series G 6.75%		7,050	167,861
Vornado Realty
Trust 6.625%		3,700	88,911
Total Preferred Stock
(cost $1,411,077)			687,666

Warrant – 0.00%
Alion Science & Technology		115	1
Total Warrant (cost $0)			1

		Principal
		Amount°
≠Discount Note – 5.27%
Federal Home Loan Bank
0.07% 12/1/10	USD	8,459,022	8,459,022
Total Discount Note
(cost $8,459,022)			8,459,022
Total Value of Securities Before
Securities Lending Collateral – 122.45%
(cost $196,550,635)			196,492,639

		Number of
		Shares
Securities Lending Collateral** – 13.14%
Investment Companies
BNY Mellon SL DBT II
Liquidating Fund		356,158	346,114
Delaware Investments Collateral
Fund No.1		20,732,191	20,732,191
@† Mellon GSL Reinvestment
Trust II		311,516	0
Total Securities Lending Collateral
(cost $21,399,865)			21,078,305

Total Value of Securities – 135.59%
(cost $217,950,500)			217,570,944 ©
Obligation to Return Securities
Lending Collateral** – (13.34%)			(21,399,865)
Borrowing Under Line of Credit – (24.93%)			(40,000,000)
Receivables and Other Assets
Net of Liabilities – 2.68%			4,293,535
Net Assets Applicable to 13,024,844
Shares Outstanding; Equivalent to
$12.32 – 100.00%			$160,464,614

Components of Net Assets at November 30, 2010:
Shares of beneficial interest
(unlimited authorization – no par)			$215,626,126
Distributions in excess of net investment income			(787,504)
Accumulated net realized loss on investments			(54,193,123)
Net unrealized depreciation of investments
and foreign currencies			(180,885)
Total net assets			$160,464,614

° Principal amount shown is stated in the currency in which each security is denominated.

BRL — Brazilian Real
IDR — Indonesian Rupiah
INR — Indian Rupee
TRY — Turkish Lira
USD — United States Dollar
ZAR — South African Rand

*	Fully or partially on loan.
†	Non income producing security.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At November 30, 2010, the aggregate amount of fair valued securities was $10,866, which represented 0.01% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
@	Illiquid security. At November 30, 2010, the aggregate amount of illiquid securities was $2,222,501 which represented 1.39% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
•	Variable rate security. The rate shown is the rate as of November 30, 2010. Interest rates reset periodically.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2010, the aggregate amount of Rule 144A securities was $30,232,611 which represented 18.84% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
w	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
Φ	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at November 30, 2010.
∏	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended and have certain restrictions on resale which may limit their liquidity. At November 30, 2010, the aggregate amount of the restricted security was $241,500, which represented 0.15% of the Fund’s net assets. See Note 10 in “Notes to financial statements."
«	Senior Secured Loans generally pay interest at rates which are periodically redefined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at November 30, 2010.
Δ	Securities have been classified by country of origin.
**	See Note 9 in “Notes to financial statements.”
©	Includes $20,430,441 of securities loaned.
≠	The rate shown is the effective yield at the time of purchase.

(continues)       21

Statement of net assets

Delaware Enhanced Global Dividend and Income Fund

Summary of Abbreviations:
ADR — American Depositary Receipts
ARM — Adjustable Rate Mortgage
BCLY — Barclays Bank
CDS — Credit Default Swap
CGM — Citigroup Global Markets
CMB — Chase Manhattan Bank
GNMA — Government National Mortgage Association
JPMS — JPMorgan Securities
MASTR — Mortgage Asset Securitization Transactions, Inc.
PIK — Pay-in-kind
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduits
S.F. — Single Family
TBA — To be announced
yr — Year

1The following foreign currency exchange contract and swap contracts were outstanding at November 30, 2010:

Foreign Currency Exchange Contract

	Contract to				Settlement	Unrealized
Counterparty	Receive		In Exchange For		Date	Appreciation
CMB	BRL	651,727	USD	373,268	1/7/11	$3,447

Swap Contracts
CDS Contracts

	Swap		Annual		Unrealized
	Referenced	Notional	Protection	Termination	Appreciation
Counterparty	Obligation	Value	Payments	Date	(Depreciation)
	Protection
	Purchased:
	ITRAXX Europe
	Subordinate
	Financials
BCLY	5 yr CDS	$105,000	1.00%	12/20/15	$7,773
JPMS	5 yr CDS	10,000	1.00%	12/20/15	237
JPMS	5 yr CDS	70,000	1.00%	12/20/15	5,226
JPMS	Penney (J.C)
	5 yr CDS	45,000	1.00%	3/20/15	1,350
JPMS	Viacom
	5 yr CDS	25,000	1.00%	9/20/15	(268)
		$255,000			$14,318
	Protection Sold /
	Moody’s Rating:
CGM	MetLife 5 yr
	CDS / A	$25,000	5.00%	9/20/14	$1,095
JPMS	Comcast 5 yr
	CDS / Baa	25,000	1.00%	9/20/15	363
		$50,000			$1,458
	Total				$15,776

The use of foreign currency exchange contract and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statement of operations

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2010

Investment Income:
Interest	$7,726,008
Dividends	2,765,866
Securities lending income	79,195
Foreign tax withheld	(129,853)	$10,441,216

Expenses:
Management fees	1,975,891
Reports to shareholders	118,708
Accounting and administration expenses	78,356
Dividend disbursing and transfer agent fees and expenses	50,106
Custodian fees	46,685
Pricing fees	29,070
Leverage expenses	27,264
NYSE fees	23,825
Audit and tax	19,536
Legal fees	18,194
Trustees’ fees	8,777
Dues and services	7,176
Insurance fees	6,605
Consulting fees	2,199
Directors’ expenses	630
Registration fees	553
Operating expenses (before interest expense)		2,413,575
Interest expense		653,953
Total operating expenses (after interest expense)		3,067,528
Net Investment Income		7,373,688

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		4,207,007
Options written		155,104
Foreign currency exchange contracts		406
Swap contracts		(3,596)
Foreign currencies		(680,340)
Net realized gain		3,678,581
Net change in unrealized appreciation/depreciation of investments and foreign currencies		8,310,279
Net Realized and Unrealized Gain on Investments and Foreign Currencies		11,988,860

Net Increase in Net Assets Resulting from Operations		$19,362,548

See accompanying Notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Enhanced Global Dividend and Income Fund

	Year Ended
	11/30/10	11/30/09
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,373,688	$8,855,334
Net realized gain (loss) on investments and foreign currencies	3,678,581	(22,022,484)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	8,310,279	72,084,301
Net increase in net assets resulting from operations	19,362,548	58,917,151

Dividends and Distributions to Shareholders from:1
Net investment income	(11,913,695)	(8,632,951)
Return of capital	(4,052,200)	(7,780,966)
	(15,965,895)	(16,413,917)

Capital Share Transactions:2
Cost of shares reinvested	1,020,065	144,672
Increase in net assets derived from capital stock transactions	1,020,065	144,672

Net Increase in Net Assets	4,416,718	42,647,906

Net Assets:
Beginning of year	156,047,896	113,399,990
End of year (including distributions in excess of net investment income of $787,504
and $309,863, respectively)	$160,464,614	$156,047,896

1See Note 4 in ”Notes to financial statements.”
2See Note 6 in “Notes to financial statements.”

See accompanying Notes, which are an integral part of the financial statements.

Statement of cash flows

Delaware Enhanced Global Dividend and Income Fund
Year Ended November 30, 2010

Net Cash (Including Foreign Currency) Provided by Operating Activities:
Net increase in net assets resulting from operations	$19,362,548

Adjustments to reconcile net increase in net assets from
operations to cash provided by operating activities:
Amortization of premium and discount on investments purchased	(520,977)
Purchase of investment securities	(148,678,175)
Proceeds from disposition of short-term investment securities, net	1,603,448
Proceeds from disposition of investment securities	153,858,865
Net realized gain on investment transactions	(3,505,391)
Net change in unrealized appreciation/depreciation of investments and foreign currencies	(8,310,279)
Decrease in receivable for investments sold	104,317
Decrease in interest and dividends receivable	269,648
Decrease in payable for fund shares reinvested	144,672
Increase in payable for investments purchased	486,471
Increase in interest payable	103,425
Increase in accrued expenses and other liabilities	21,749
Total adjustments	(4,422,227)
Net cash provided by operating activities	14,940,321

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid	(15,965,895)
Cost of fund shares reinvested	1,020,065
Net cash used for financing activities	(14,945,830)
Effect of exchange rates on cash	114,403
Net increase in cash	108,894
Cash at beginning of year	3,970,963
Cash at end of year	$4,079,857

Interest paid for borrowings during the year	$550,528

See accompanying Notes, which are an integral part of the financial statements.

Financial highlights

Delaware Enhanced Global Dividend and Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

				6/29/071
	Year Ended			to
	11/30/10	11/30/09	11/30/08	11/30/07
Net asset value, beginning of period	$12.060	$8.770	$17.640	$19.100

Income (loss) from investment operations:
Net investment income2	0.568	0.685	0.769	0.288
Net realized and unrealized gain (loss) on investments and foreign currencies	0.922	3.875	(7.935)	(1.285)
Total from investment operations	1.490	4.560	(7.166)	(0.997)

Less dividends and distributions from:
Net investment income	(0.918)	(0.668)	(0.644)	(0.284)
Return of capital	(0.312)	(0.602)	(1.060)	(0.142)
Total dividends and distributions	(1.230)	(1.270)	(1.704)	(0.426)

Capital share transactions
Common share offering costs charged to paid in capital	—	—	—	(0.037)
Total capital share transactions	—	—	—	(0.037)

Net asset value, end of period	$12.320	$12.060	$8.770	$17.640

Market value, end of period	$12.310	$12.290	$6.080	$15.370

Total return based on:3
Market value	10.92%	134.96%	(54.14% )	(17.24% )
Net asset value	13.13%	59.12%	(42.25% )	(4.97% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,465	$156,048	$113,400	$228,204
Ratio of expenses to average net assets	1.95%	2.14%	1.66%	1.17%
Ratio of expenses to adjusted average net assets (before interest expense)4	1.22%	1.26%	1.24%	1.17%
Ratio of interest expense to adjusted average net assets4	0.33%	0.35%	0.29%	—
Ratio of net investment income to average net assets	4.68%	6.73%	5.33%	3.68%
Ratio of net investment income to adjusted average net assets4	3.73%	5.06%	4.91%	3.68%
Portfolio turnover	83%	88%	97%	175%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$40,000	$40,000	—
Asset coverage per $1,000 of debt outstanding at end of period	$5,012	$4,901	$3,835	—

1 Date of commencement of operations, ratios have been annualized and total return and portfolio turnover have not been annualized.
2 The average shares outstanding method has been applied for per share information.
3 Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

4 Adjusted average net assets excludes debt outstanding.

See accompanying Notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund
November 30, 2010

Delaware Enhanced Global Dividend and Income Fund (Fund) is organized as a Delaware statutory trust and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DEX.

The primary investment objective of the Fund is to seek current income, with a secondary objective of capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. Government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment company securities are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the bid and ask price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2007 – November 30, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. This tax effect can occur during times of extended market volatility. The actual determination of the source of the Fund’s distributions can be made only at year-end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2010 in early 2011.

To Be Announced Trades — The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities, which is due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. For foreign equity securities, these changes are included in realized gains (losses) on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

(continues)       27

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset- backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended November 30, 2010.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 1.00% (calculated daily) of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets excludes the line of credit liability.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of adjusted average daily net assets in excess of $50 billion. For purposes of the calculation of DSC, adjusted average daily net assets excludes the line of credit liability. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended November 30, 2010, the Fund was charged $9,865 for these services.

At November 30, 2010, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$168,260
Fees and other expenses payable to DSC	835
Other expenses payable to DMC and affiliates*	2,904

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, stock exchange fees, custodian fees and Trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended November 30, 2010, the Fund was charged $4,454 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC and DSC are officers and/or Trustees of the Fund. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2010, the Fund made purchases of $143,164,521 and sales of $144,881,394 of investment securities other than U.S. government securities and short-term investments. For the year ended November 30, 2010, the Fund made purchases of $5,513,654, and sales of $8,977,471 of long-term U.S. government securities.

At November 30, 2010, the cost of investments for federal income tax purposes was $218,708,897. At November 30, 2010, net unrealized depreciation was $1,137,953, of which $16,212,621 related to unrealized appreciation of investments and $17,350,574 related to unrealized depreciation of investments.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2	–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of November 30, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed
& Mortgage-Backed
Securities	$—	$7,453,936	$54,625	$7,508,561
Common Stock	42,840,496	35,303,241	10,866	78,154,603
Corporate Debt	—	86,630,805	353,027	86,983,832
Foreign Debt	—	9,801,964	—	9,801,964
Investment Companies	4,459,910	—	—	4,459,910
U.S. Treasury Obligations	—	437,080	—	437,080
Discount Note	—	8,459,022	—	8,459,022
Securities Lending
Collateral	—	21,078,305	—	21,078,305
Other	303,356	384,310	1	687,667
Total	$47,603,762	$169,548,663	$418,519	$217,570,944
Foreign Currency
Exchange Contracts	$—	$3,447	$—	$3,447
Swap Contracts	$—	$15,776	$—	$15,776

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency,
	Asset-Backed
	& Mortgage-	Foreign	Corporate
	Backed Securities	Debt	Debt
Balance as of 11/30/09	$131,070	$3,479,000	$—
Purchases	—	—	352,999
Sales	(266,200)	(3,407,687)	—
Net realized gain	22	45,288	—
Net change in unrealized
appreciation/depreciation	189,733	(116,601)	28
Balance as of 11/30/10	$54,625	$—	$353,027

Net change in unrealized appreciation/
depreciation from investments still
held as of 11/30/10	$(581)	$—	$28

		Securities
	Common	Lending
	Stock	Collateral	Other	Total
Balance as of 11/30/09	$—	$13,945	$—	$3,624,015
Purchases	11,491	—	—	364,490
Sales	—	(16,604)	—	(3,690,491)
Net realized gain	—	—	—	45,310
Net change in unrealized
appreciation/depreciation	(625)	2,659	1	75,195
Balance as of 11/30/10	$10,866	$—	$1	$418,519

Net change in unrealized appreciation/
depreciation from investments still
held as of 11/30/10	$(625)	$(13,239)	$1	$(14,416)

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduced new disclosure requirements and clarified certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Fund’s year ending November 30, 2011 and interim periods therein. Utilizing international fair value pricing for a security could cause transfers from Level 1 investments to Level 2 investments in the hierarchy. During the year ended November 30, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2010 and 2009 was as follows:

	Year Ended
	11/30/10	11/30/09
Ordinary income	$11,913,695	$8,632,951
Return of capital	4,052,200	7,780,966
Total	$15,965,895	$16,413,917

5. Components of Net Assets on a Tax Basis

As of November 30, 2010, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$215,626,126
Capital loss carryforwards	(53,576,805)
Other temporary differences	(626,364)
Unrealized depreciation of investments
and foreign currencies	(958,343)
Net assets	$160,464,614

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, contingent payment debt instruments, mark-to-market of foreign currency exchange contracts, partnership income, tax treatment of CDS contracts, market discount and premium on debt instruments and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, CDS contracts, foreign capital gains tax, market discount and premium on certain debt instruments and paydowns of mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2010, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$4,062,366
Accumulated net realized loss	784,609
Paid-in capital	(4,846,975)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $4,827,522 was utilized in 2010. Capital loss carryforwards remaining at November 30, 2010 will expire as follows: $31,328,583 expires in 2016, and $22,248,222 expires in 2017.

(continues)       29

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, The Bank of New York Mellon (BNY Mellon) Shareowner Services, in the open market if the shares of the Fund are trading at a discount to the Fund’s net asset value on the dividend payment date. However, the dividend reinvestment plan provides that if the shares of the Fund are trading at a premium to the Fund’s net asset value on the dividend payment date, the Fund will issue shares to shareholders of record at net asset value. During the year ended November 30, 2010, the Fund issued 83,412 shares for $1,020,065 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates. During the year ended November 30, 2009 the Fund issued 11,996 shares for $144,672 under the Fund’s dividend reinvestment plan because the Fund was trading at a premium to net asset value on the respective dividend payment dates.

7. Line of Credit

Effective June 30, 2010, the Fund borrowed money pursuant to a $50,000,000 Credit Agreement with BNY Mellon that expires on June 29, 2011. Prior to June 30, 2010, the Fund was a party to a Credit Agreement with BNY Mellon which had substantially similar terms. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At November 30, 2010, the par value of loans outstanding was $40,000,000 at a variable interest rate of 1.5625%. During the year ended November 30, 2010, the average daily balance of loans outstanding was $40,000,000 at a weighted average interest rate of approximately 1.6344%. Interest on borrowings is based on a variable short-term rate plus an applicable margin. The commitment fee is computed at a rate of 0.25% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorable. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Options Contracts — During the year ended November 30, 2010, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including: to manage the Fund’s exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in written options during the year ended November 30, 2010 for the Fund were as follows:

	Number of
	contracts	Premiums
Options outstanding at 11/30/09	—	$—
Options written	2,702	612,883
Options terminated in
closing purchase transactions	(2,702)	(612,883)
Options outstanding at 11/30/10	—	$—

Swap Contracts — The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Fund may use interest rate swaps to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/ depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No interest rate swap contracts were outstanding at November 30, 2010.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No index swap contracts were outstanding at November 30, 2010.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular referenced security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended November 30, 2010, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At November 30, 2010, the net unrealized appreciation of credit default swaps was $15,776. If a credit event had occurred for all swap transactions where collateral posting was required as of November 30, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have received $205,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the Statement of net assets, at November 30, 2010, the notional value of the protection sold was $50,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At November 30, 2010, the net unrealized appreciation of the protection sold was $1,458.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Net Assets		Net Assets
	Location	Fair Value	Location	Fair Value
Foreign currency exchange contracts	Receivables and other assets net of liabilities	$3,447	Liabilities net of receivables and other assets	$—

Credit contracts (Swaps contracts)	Receivables and other assets net of liabilities	15,776	Liabilities net of receivables and other assets	—

Total		$19,223		$—

(continues)       31

Notes to financial statements

Delaware Enhanced Global Dividend and Income Fund

8. Derivatives (continued)

The effect of derivative Instruments on the statement of operations for the year ended November 30, 2010 was as follows:

Change in
Unrealized
	Location of Gain	Realized Gain	Appreciation
	or Loss on	or Loss on	or Depreciation
	Derivatives	Derivatives	on Derivatives
	Recognized in	Recognized in	Recognized in
	Income	Income	Income
Foreign	Net realized gain
currency	on forward
exchange	currency
contracts	contracts and
net change
in unrealized
appreciation/
depreciation
of investments
and foreign
currency
	contracts	$406	$3,447

Credit contracts	Net realized
(Swap	loss on swap
contracts)	contracts and
net change
in unrealized
appreciation/
depreciation
of investments
and swap
	contracts	(3,596)	14,816

Total		$(3,190)	$18,263

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable collateral requirement, upon the request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan. Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Fund’s previous collateral investment pool other than cash and assets with a maturity of one business day or less to the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), effectively bifurcating the previous collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October 2008, BNY Mellon transferred certain distressed securities from the previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At November 30, 2010, the value of securities on loan was $20,430,441 for which the Fund received collateral, comprised of non-cash collateral valued at $33,963 and cash collateral of $21,399,865. At November 30, 2010, the value of invested collateral was $21,078,305. Investments purchased with cash collateral are presented on the statement of net asset under the caption “Securities Lending Collateral”

10. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are rated lower than BBB- by Standard & Poor’s and Baa3 or lower by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended November 30, 2010.

The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the statement of net assets.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined no material events or transactions occurred subsequent to November 30, 2010 that would require recognition or disclosure in the Fund’ financial statements.

13. Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2010, the Fund designates distributions paid during the year as follows:

(A)
Ordinary	(B)
Income	Return	Total	(C)
Distributions*	of Capital	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends1
75%	25%	100.00%	13%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
*For the fiscal year ended November 30, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the $559,566 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2009 or 2010 Form 1099-DIV.

Report of independent
registered public accounting firm

To the Board of Trustees and the Shareholders of
Delaware Enhanced Global Dividend and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Enhanced Global Dividend and Income Fund (the “Fund”) at November 30, 2010, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended November 30, 2009 and the financial highlights for the year ended November 30, 2009 and each of the periods prior were audited by other independent accountants whose report dated January 21, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 19, 2011

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on August 18, 2010. At the Annual Meeting, the Fund’s shareholders elected nine Directors. The results of the voting at the meeting were as follows:

			No Ballot
Nominee	Shares Voted For	Shares Withheld	Received
Patrick P. Coyne	11,948,914.848	448,993,265	585,500.489
Thomas L. Bennett	11,964,517.652	433,390.461	585,500.489
John A. Fry	11,946,179.025	451,729.088	585,500.489
Anthony D. Knerr	11,980,727.004	417,181.109	585,500.489
Lucinda S. Landreth	11,955,411.942	442,496.171	585,500.489
Ann R. Leven	11,983,822.216	414,085.897	585,500.489
Thomas F. Madison	11,962,671.852	435,236.261	585,500.489
Janet L. Yeomans	11,984,087.673	413,820.440	585,500.489
J. Richard Zecher	11,979,333.571	418,574.542	585,500.489

Changes to portfolio management team

Wayne A. Anglace was appointed co-portfolio manager of the Fund on March 30, 2010. Mr. Anglace joined Babak Zenouzi, Damon J. Andres, D. Tysen Nutt, Jr., Liu-Er Chen, Edward A. Gray, Kevin P. Loome, Roger A. Early, and Thomas H. Chow in making day-to-day decisions for the Fund.

Fund management

Babak “Bob” Zenouzi
Senior Vice President, Chief Investment Officer – REIT Equity

Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA
Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for REIT investments and convertibles. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Wayne A. Anglace, CFA
Vice President, Portfolio Manager, Research Analyst, Convertible Bond Trader

Wayne A. Anglace currently serves as a portfolio manager and trader for the firm’s convertible bond strategies. He also serves as a research analyst on the firm’s taxable fixed income team with specific responsibilities for the healthcare and deathcare sectors. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

(continues)       35

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Fund management (continued)

Liu-Er Chen, CFA
Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Thomas H. Chow, CFA
Senior Vice President, Senior Portfolio Manager

Thomas H. Chow is a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in investment grade credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. His experience includes significant exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

Roger A. Early, CPA, CFA, CFP
Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and served as the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Edward A. “Ned” Gray, CFA
Senior Vice President, Chief Investment Officer – International Value Equity

Ned Gray joined Delaware Investments in June 2005 in his current position, developing the firm’s International Value Equity team, from Arborway Capital, which he co-founded in January 2005. He previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Gray received his bachelor’s degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University’s Fletcher School of Law and Diplomacy.

Kevin P. Loome, CFA
Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 in his current position, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been corrected in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

			Long Term	Total
	Investment	Return of	Capital	Distribution
	Income	Capital	Gain/(Loss)	Amount
Month	per Share	per Share	per Share	per Share
December 2009	$0.0536	$0.0489	$—	$0.1025
January 2010	$0.0420	$0.0605	—	$0.1025
February 2010	$0.0444	$0.0581	—	$0.1025
March 2010	$0.0552	$0.0473	—	$0.1025
April 2010	$0.0408	$0.0617	—	$0.1025
May 2010	$0.0652	$0.0373	—	$0.1025
June 2010	$0.0499	$0.0526	—	$0.1025
July 2010	$0.0378	$0.0647	—	$0.1025
August 2010	$0.0482	$0.0543	—	$0.1025
September 2010	$0.0511	$0.0514	—	$0.1025
October 2010	$0.0369	$0.0656	—	$0.1025
November 2010	$0.0444	$0.0581	—	$0.1025
Total	$0.5695	$0.6605	$0.000	$1.2300

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware that the tax treatment of distributions may differ from their book treatment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment plan. The following is a restatement of the plan description in the Fund’s prospectus:

Unless the registered owner of the Fund’s common shares elects to receive cash by contacting the Plan Agent (as defined below), all dividends declared for your common shares of the Fund will be automatically reinvested by BNY Mellon Shareowner Services (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting the Plan Agent, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

(continues)       37

Other Fund information
(Unaudited)

Delaware Enhanced Global Dividend and Income Fund

Dividend reinvestment plan (continued)

If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the next “ex-dividend” date. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Agent are subject to a $15.00 sales fee and a brokerage commission of $.12 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone: 800-851-9677.

Change in independent registered public accounting firm

Due to independence matters under the Securities and Exchange Commission’s auditor independence rules relating to the January 4, 2010 acquisition of Delaware Investments (including DMC and DSC) by Macquarie Group, Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for Delaware Enhanced Global Dividend and Income Fund (the “Fund”) effective May 20, 2010. At a meeting held on May 20, 2010, the Board of Trustees of the Fund, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”) to serve as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2010. During the fiscal years ended November 30, 2009 and 2008, E&Y’s audit reports on the financial statements of the Fund did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Fund and E&Y on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the disagreement in their reports. Neither the Fund nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund’s financial statements.

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne1	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	78	Director —
2005 Market Street	President,	since August 16, 2006	various executive capacities		Kaydon Corp.
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.2		Board of Governors
	Trustee	Chief Executive Officer			Member — Investment
April 1963		since August 1, 2006			Company Institute (ICI)

Finance Committee
Member — St. John
Vianney Roman
Catholic Church

Board of Trustees —
Agnes Irwin School

Member of
Investment Committee —
Cradle of Liberty Council,
BSA (2007–2010)
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	78	Director —
2005 Market Street		March 2005	(March 2004–Present)		Bryn Mawr
Philadelphia, PA					Bank Corp. (BMTC)
19103			Investment Manager —
			Morgan Stanley & Co.		Chairman of
October 1947			(January 1984–March 2004)		Investment Committee
— Pennsylvania
Academy of Fine Arts

Investment Committee
and Governance
Committee Member —
Pennsylvania
Horticultural Society
John A. Fry	Trustee	Since	President	78	Board of Governors
2005 Market Street		January 2001	Drexel University		Member — NASDAQ
Philadelphia, PA			(August 2010–Present)		OMX PHLX LLC
19103
			President —		Director —
May 1960			Franklin & Marshall College		Community Health
			(June 2002–July 2010)		Systems

			Executive Vice President —		Director — Ecore
			University of Pennsylvania		International
			(April 1995–June 2002)		(2009–2010)

Director — Allied
Barton Securities
Holdings (2005–2008)

(continues)       39

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	78	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	78	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 1947
Ann R. Leven	Trustee	Since	Consultant —	78	Director and Audit
2005 Market Street		October 1989	ARL Associates		Committee Chair —
Philadelphia, PA			(Financial Planning)		Systemax Inc.
19103			(1983–Present)		(2001–2009)

November 1940					Director and Audit
Committee Chairperson
— Andy Warhol
Foundation (1999–2007)
Thomas F. Madison	Trustee	Since	President and Chief	78	Director and Chair of
2005 Market Street		May 19973	Executive Officer —		Compensation
Philadelphia, PA			MLM Partners, Inc.		Committee,
19103			(Small Business Investing		Governance Committee
			and Consulting)		Member
February 1936			(January 1993–Present)		— CenterPoint Energy

Lead Director and Chair
of Audit
and Governance
Committees,
Member of
Compensation
Committee — Digital
River, Inc.

Director and Chair of
Governance
Committee, Audit
Committee Member —
Rimage Corporation

Director and Chair of
Compensation
Committee — Spanlink
Communications

Lead Director and
Member of
Compensation and
Governance
Committees —
Valmont Industries, Inc.
(1987–2010)

Director — Banner
Health (1996–2007)
Janet L. Yeomans	Trustee	Since	Vice President and Treasurer	78	Director —
2005 Market Street		April 1999	(January 2006–Present)		Okabena Company
Philadelphia, PA			Vice President — Mergers & Acquisitions
19103			(January 2003–January 2006), and
Vice President
July 1948			(July 1995–January 2003)
3M Corporation

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
J. Richard Zecher	Trustee	Since	Founder —	78	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director —
July 1940			Founder —		Oxigene, Inc.
			Sutton Asset Management		(2003–2008)
(Hedge Fund)
(September 1996–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	78	None4
2005 Market Street	Deputy General	September 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 1963
Daniel V. Geatens	Vice President	Treasurer	Daniel V. Geatens has served	78	None4
2005 Market Street	and Treasurer	since	in various capacities at
Philadelphia, PA		October 2007	different times at
19103			Delaware Investments.

October 1972
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	78	None4
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 1966
Richard Salus	Senior	Chief Financial	Richard Salus has served in	78	None4
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 1963

1 Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments® Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.

4 David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

This annual report is for the information of Delaware Enhanced Global Dividend and Income Fund shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices.

Board of Directors	Affiliated officers	Contact information

Patrick P. Coyne
Chairman, President,
and Chief Executive Officer
Delaware Investments ®Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry†
President
Drexel University
Philadelphia, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison†
President and Chief Executive Officer
MLM Partners Inc.
Minneapolis, MN

Janet L. Yeomans†
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Daniel V. Geatens
Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at www.delawareinvestments.com; and (iii) on the SEC’s Web site at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the SEC’s Web site at www.sec.gov.

Investment manager
Delaware Management Company
a series of Delaware Management
Business Trust
Philadelphia, PA

Principal office of the Fund
2005 Market Street
Philadelphia, PA 19103-7094

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Registrar and stock transfer
agent
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310
800 851-9677

For securities dealers
and financial institutions
representatives
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options
Delaware Enhanced Global Dividend and Income Fund offers an automatic dividend reinvestment program. If you would like to change your reinvestment option, and shares are registered in your name, contact BNY Mellon Shareowner Services, at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

† Audit committee member

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     John A. Fry
     Thomas F. Madison
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $15,400 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $15,038 for the fiscal year ended November 30, 2009.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $84,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.  These audit related services were as follows:  audit procedures performed on Delaware Investments for its consolidation into Macquarie’s financial statements as of March 31, 2010.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $2,850 for the fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $10,000 for the registrant’s fiscal year ended November 30, 2010. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: state and local tax services.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,550 for the fiscal year ended November 30, 2009. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2010.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2010.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2009.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2009.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $0 and $202,264 for the registrant’s fiscal years ended November 30, 2010 and November 30, 2009, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are John A. Fry, Thomas F. Madison and Janet L. Yeomans.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     The registrant has formally delegated to its investment adviser(s) (the “Adviser”) the ability to make all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

     In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a wholly owned subsidiary of RiskMetrics Group ("RiskMetrics"), to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’s proxy voting activities. If a proxy has been voted for the registrant, ISS/RiskMetrics will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

     The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

     As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

     Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the registrant are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all registrant proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Other Accounts Managed
     The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2010. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2010.

				Total Assets in
			No. of Accounts	Accounts with
	No. of	Total Assets	with Performance-	Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon Andres
Registered Investment	10	$1.3 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	4	$99.2 million	0	$0
Wayne Anglace
Registered Investment	4	$657.3 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	14	$30.5 million	0	$0
Liu-Er Chen
Registered Investment	8	$2.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	6	$246.4 million	0	$0
Thomas Chow
Registered Investment	12	$14.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$4.0 billion	0	$0
Roger Early
Registered Investment	18	$17.9 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	43	$6.1 billion	0	$0

Edward Gray
Registered Investment	7	$625.2 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	11	$3.5 billion	0	$0
Kevin Loome
Registered Investment	16	$13.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	13	$3.4 billion	0	$0
D. Tysen Nutt
Registered Investment	12	$2.6 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	24	$1.6 billion	1	$652.2 million
Babak Zenouzi
Registered Investment	15	$2.1 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	5	$386.4 million	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
     Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or Fund. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

     One of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

     A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
     Each portfolio’s manager’s compensation consists of the following:

     Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

     Bonus – (Mr. Nutt only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one's standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Gray only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance is measured as the result of one’s standing in the Lipper peer groups on a one-year, three-year and five-year basis. Three-year and five-year performance are weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

     Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

     (Mr. Chen only) There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

     (Mr. Anglace, Mr. Chow, Mr. Early and Mr. Loome only) Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers’ bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

     Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund’s Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

     For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

     Incentive Plan/Equity Compensation Plan — Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

     The Plan was established in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008 is determined by an independent appraiser utilizing a formula-based valuation methodology.

     Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
     As of November 30, 2010, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers
     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders Not applicable. Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics

Not applicable.

	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

	(3)	Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware Enhanced Global Dividend and Income Fund

/s/ PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: January 28, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By: Patrick P. Coyne
Title: Chief Executive Officer
Date: January 28, 2011

/s/ RICHARD SALUS
By: Richard Salus
Title: Chief Financial Officer
Date: January 28, 2011